© 2021 Verint Systems Inc. All Rights Reserved Worldwide. The Customer Engagement Company AUGUST 2021 © 2021 Verint Systems Inc. All Rights Reserved Worldwide.

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 2 Forward Looking Statements The presentation contains "forward-looking statements," including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management's expectations that involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, any of which could cause our actual results to differ materially from those expressed in or implied by the forward- looking statements. The forward-looking statements contained in this presentation are made as of the date of this presentation and, except as required by law, Verint assumes no obligation to update or revise them, or to provide reasons why actual results may differ. For a more detailed discussion of how these and other risks, uncertainties, and assumptions could cause Verint’s actual results to differ materially from those indicated in its forward-looking statements, see Verint’s filings with the Securities and Exchange Commission. Please note that all guidance is provided on a non-GAAP basis. Non-GAAP Financial Measures This presentation includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”), including certain constant currency measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the GAAP to non-GAAP reconciliation found under the Investor Relations tab on Verint’s website Verint.com and in the appendix of this presentation.

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. Customer Engagement Leader Momentum Driven By Digital and Cloud Acceleration Strong Start to the Year  Q1 Results Ahead of Expectations  First Quarter as a Pure Play Customer Engagement Company Strong Momentum Drives Three-Year Targets (FYE24)  $1 Billion of Revenue; High Single Digit Revenue Growth  Approaching $650 Million of Cloud Revenue Recently Raised PLE and Cloud Outlook (FYE22)  >10% New PLE Bookings Growth  30% to 35% Cloud Revenue Growth Note: FYE22 guidance and three-year targets are provided on a non-GAAP basis. PLE is New Perpetual License Equivalent Bookings.

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 4 Strong Start to Year with Cloud Momentum Note: Growth rates are on a year over year basis. Crossed Midpoint of Cloud Transition 51% PLE Bookings from SaaS Strong New Bookings Growth New PLE Bookings Growth: 28% New SaaS ACV Growth: 58% Improved Visibility RPO: $619 million, up 30% Total Revenue Non-GAAP: $202 million, 7% growth GAAP: $201 million, 8% growth Cloud Revenue Growth Non-GAAP: 39% GAAP: 45% Recurring Revenue (% of Software) 83% Q1 Revenue – Strong Cloud Growth Q1 Bookings – Strong Leading Indicator Driving Increases to Annual Guidance for New PLE Bookings Growth and Cloud Revenue Growth

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. Strong Cloud Bookings Momentum  New Customers: Winning many new brands through our direct salesforce and growing partner ecosystem  Existing Customers: Cloud platform makes it easier for existing customers to add additional applications Recent Wins – Leading Brands Select Verint

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 6 The Engagement Capacity Gap is Widening $2 Trillion Labor Cost Across 50 Million Customer Engagement Workers Organizations Can No Longer Afford Hiring Workers to Elevate Brand Experience $65 Billion Customer Engagement Software TAM Strong Demand for Automation and Platforms to Manage Work of Human and Bots Digital-First Engagement is Driving Higher Labor Costs and Elevated Consumer Expectations Note: We estimated our total addressable market for customer engagement software, the market growth rate, the number of knowledge workers and labor costs using data from the US Bureau of Labor Statistics, McGee Smith Analytics, Pelorus Associates and Gartner as well as company estimates of $150 to $200 per month for the amount of software that is spent on each knowledge worker in the contact center and half that amount for knowledge workers in other customer engagement touch points.

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 7 Verint Cloud Platform Designed to Close the Engagement Capacity Gap

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. Industry Landscape Verint: Application Leader and Infrastructure Agnostic 8 Customer Engagement Application Vendors Infrastructure Vendors (CCaaS, UCaaS, CPaaS) System Integrators Verint Growth Strategy Lead with open cloud platform Help brands accelerate digital first Continue to expand partner network Benefit from infrastructure neutrality

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 9 Strong FYE22 Guidance as We Cross Transition Midpoint 10%+ PLE Growth with >50% of PLE from SaaS 30% to 35% Cloud Revenue Growth Software Recurring Revenue Approaching 85% $95 $122 $153 $220 $277 $374 to $388 $104 $135 $167 $247 $288 FYE17 FYE18 FYE19 FYE20 FYE21 FYE22E Non-GAAP Revenue GAAP Revenue 70% 75% 80% Approaching 85% 71% 76% 81% FYE19 FYE20 FYE21 FYE22E 24% 34% 45% Approaching 60% FYE19 FYE20 FYE21 FYE22E Note: Amounts are in USD millions. FYE22 guidance is provided on a non-GAAP basis. PLE Mix (% from SaaS) Cloud Revenue Recurring Revenue (% of SW)

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 10 Three-Year Growth Assumptions Model Assumes 10% New PLE Bookings Growth Driving Revenue Growth Acceleration Digital-First Creates Opportunity to Grow PLE Bookings Even Faster FYE22E FYE23E FYE24E Low Single Digits Mid Single Digits High Single Digits G ro w th R at e New PLE Bookings CAGR – 10% Note: FYE22 guidancee and three-year targets are provided on a non-GAAP basis

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 11 Three-Year Targets $1 Billion of Revenue in FYE24 Approaching $650 Million of Cloud Revenue; 30% CAGR Approaching 90% of Software Revenue Recurring $277 Approaching $650 $288 FYE21 FYE22E FYE23E FYE24E Non-GAAP Revenue GAAP Revenue 80% Approaching 85% 81% FYE21 FYE22E FYE23E FYE24E Note: Amounts are in USD millions. FYE22 guidance and three-year targets are provided on a non-GAAP basis. $374 - $388 Approaching $500 >85% Approaching 90% $830 $860 +/- 2% (Low-Single Digit Growth) Mid-Single Digit Growth High-Single Digit Growth $841 FYE21 FYE22E FYE23E FYE24E Cloud Revenue – 30% CAGR Total Revenue Growth Recurring Revenue (% of SW)

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 12 Ride the Digital-First Evolution Expand Partner NetworkComplete Cloud Transition Better Economics and Improved Visibility Three-Year Plan Growth Pillars Strong AI to Help Brands Close the Engagement Capacity Gap Open Platform Attractive to our Growing Ecosystem Driven by Our Existing Platform Capabilities

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 13 Appendix

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 14 Illustrative Economic Example - $100 Perpetual Software Deal Perpetual License vs. SaaS Perpetual License Year 1 Year 2 Year 3 Year 4 Year 5 Cumulative Revenue and Cashflow Point-in-time 100 Revenue: $200 over five years Cashflow: Timing matches revenue recognition Over-time 20 20 20 20 20 Total Revenue 120 20 20 20 20 200 Cash flow 120 20 20 20 20 200 Bundled SaaS Year 1 Year 2 Year 3 Year 4 Year 5 Cumulative Revenue and Cashflow (1.8x compared to perpetual) Point-in-time Revenue: $360 over five years Cashflow: Timing matches revenue recognition Over-time 72 72 72 72 72 Total Revenue 72 72 72 72 72 360 Cash flow 72 72 72 72 72 360

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 15 Financial Outlook Our non-GAAP outlook for the year ending January 31, 2022 is as follows: • Revenue: $860 million with a range of +/- 2% • Cloud Revenue Growth: 30% to 35% • New PLE Bookings Growth: 10+% • Diluted EPS: $2.23 at the midpoint of our revenue guidance Our non-GAAP outlook for the year ending January 31, 2022 excludes the following GAAP measures which we are able to quantify with reasonable certainty: • Amortization of intangible assets of approximately $45 million • Losses on early retirement of debt of $2 million • Favorable change in fair value of future tranche right of $16 million • Unrealized losses on derivatives, net of $14 million Our non-GAAP outlook for the year ending January 31, 2022 excludes the following GAAP measures for which we are able to provide a range of probable significance: • Revenue adjustments are expected to be between approximately $3 million and $4 million • Stock-based compensation is expected to be between approximately $65 million and $72 million, assuming market prices for our common stock approximately consistent with current levels. • Further costs associated with Verint’s February 1, 2021 separation into two independent public companies are expected to be between approximately $12 million and $15 million Our non-GAAP outlook does not include the potential impact of any in-process business acquisitions that may close after the date hereof, and, unless otherwise specified, reflects foreign currency exchange rates approximately consistent with current rates. We are unable, without unreasonable efforts, to provide a reconciliation for other GAAP measures which are excluded from our non-GAAP outlook, including the impact of future business acquisitions or acquisition expenses, future restructuring expenses, and non-GAAP income tax adjustments due to the level of unpredictability and uncertainty associated with these items. For these same reasons, we are unable to assess the probable significance of these excluded items. While historical results may not be indicative of future results, actual amounts for the three months ended April 30, 2021 and 2020 for the GAAP measures excluded from our non-GAAP outlook appear in the GAAP to Non-GAAP Reconciliation Tables contained in this presentation.

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 16 Our non-GAAP three-year targets exclude various GAAP measures, including: • Amortization of intangible assets. • Losses on early retirement of debt. • Change in fair value of future tranche right. • Unrealized losses on derivatives, net. • Revenue adjustments. • Stock-based compensation expenses. • Acquisition expenses. • Restructuring expenses. • Separation expenses. Our non-GAAP three-year targets also reflect income tax provisions on a non-GAAP basis. We are unable, without unreasonable efforts, to provide a reconciliation for these GAAP measures which are excluded from our non-GAAP three-year targets, due to the level of unpredictability and uncertainty associated with these items. For these same reasons, we are unable to assess the probable significance of these excluded items. Our non-GAAP three-year targets reflect foreign currency exchange rates approximately consistent with current rates. Financial Outlook (cont’d)

Summary Metrics – Q1 FYE21 and Q1 FYE22

($ in millions)		4/30/2020 GAAP	4/30/2020 Non-GAAP/ Operating Metric	4/30/2021 GAAP	4/30/2021 Non-GAAP/ Operating Metric
Revenue Metrics	Recurring Revenue	$129.1	$132.3	$144.5	$145.5
	Cloud	$55.0	$58.2	$80.1	$81.1
	Support	$74.1	$74.1	$64.4	$64.4
	Nonrecurring Revenue	$56.8	$56.8	$56.5	$56.5
	Perpetual	$28.5	$28.5	$29.3	$29.3
	Professional Services	$28.3	$28.3	$27.1	$27.1
	Total Revenue	$185.9	$189.1	$200.9	$201.9
	Reported Revenue Growth	-10.3%	-12.4%	8.1%	6.8%
	Constant Currency Revenue Growth	-9.2%	-11.5%	5.5%	4.2%
Recurring Revenue Mix	% of Revenue that is Software Revenue	84.8%	85.1%	86.5%	86.6%
	% of Software Revenue that is Recurring Revenue*	81.9%	82.3%	83.1%	83.2%
Bookings Metrics	New SaaS ACV		$11.9		$18.8
	New SaaS ACV Growth YoY		45.3%		58.1%
	New Perpetual License Equivalent Bookings		$47.7		$61.0
	Year-over-Year Growth		-23.7%		27.9%
	% of New Perpetual License Equivalent Bookings from SaaS		40.2%		51.2%
Cloud Detail	Cloud Revenue	$55.0	$58.2	$80.1	$81.1
	SaaS Bundled Revenue	$33.4	$36.3	$39.3	$40.1
	SaaS Unbundled Revenue	$7.5	$7.5	$24.3	$24.3
	Optional Managed Services Revenue	$14.1	$14.4	$16.5	$16.6
	Cloud Revenue Growth YoY	15.1%	3.2%	45.493%	39.2%
	SaaS Revenue Growth YoY	19.7%	3.8%	55.5%	47.1%
Gross Profit Metrics	Gross Profit	$115.0	$125.8	$128.6	$135.8
	Gross Margin %	61.9%	66.5%	64.0%	67.3%
	Recurring Gross Profit	$94.1	$98.9	$106.4	$108.3
	Recurring Gross Margin %	72.9%	74.7%	73.6%	74.4%
	Nonrecurring Gross Profit	$25.2	$26.9	$26.6	$27.6
	Nonrecurring Gross Margin %	44.3%	47.4%	47.1%	48.8%
Operating Expense Metrics	Research and Development, net	$32.4	$27.8	$29.1	$26.7
	% of Revenue	17.4%	14.7%	14.5%	13.2%
	Selling, General and Administrative	$76.8	$60.6	$87.6	$66.5
	% of Revenue	41.3%	32.0%	43.6%	32.9%
Profitability Metrics	Operating (Loss) Income	($2.0)	$37.5	$4.4	$42.6
	Operating Margin %	-1.1%	19.8%	2.2%	21.1%
	Adjusted EBITDA		$44.4		$48.9
	Adjusted EBITDA Margin		23.5%		24.2%
	Diluted EPS	($0.23)	$0.40	($0.04)	$0.44

© 2021 Verint Systems Inc. All Rights Reserved Worldwide.

17

Summary Metrics – FYE17 – FYE21

($ in millions)		Year Ended 1/31/2017 GAAP	Year Ended 1/31/2017 Non-GAAP/ Operating Metric	Year Ended 1/31/2018 GAAP	Year Ended 1/31/2018 Non-GAAP/ Operating Metric	Year Ended 1/31/2019 GAAP	Year Ended 1/31/2019 Non-GAAP/ Operating Metric	Year Ended 1/31/2020 GAAP	Year Ended 1/31/2020 Non-GAAP/ Operating Metric	Year Ended 1/31/2021 GAAP	Year Ended 1/31/2021 Non-GAAP/ Operating Metric
Revenue Metrics	Recurring Revenue	$398.1	$407.8	$425.7	$440.6	$465.7	$480.7	$534.4	$561.1	$575.6	$586.0
	Cloud	$95.4	$104.2	$122.1	$135.0	$152.6	$167.2	$220.5	$246.8	$277.4	$287.6
	Support	$302.7	$303.6	$303.6	$305.6	$313.1	$313.5	$313.9	$314.2	$298.2	$298.4
	Nonrecurring Revenue	$307.8	$308.3	$314.4	$314.4	$330.6	$330.6	$312.1	$312.1	$254.6	$254.6
	Perpetual	$172.3	$172.5	$181.7	$181.7	$196.1	$196.1	$179.9	$179.9	$141.8	$141.8
	Professional Services	$135.5	$135.8	$132.7	$132.7	$134.5	$134.5	$132.3	$132.3	$112.8	$112.8
	Total Revenue	$705.9	$716.2	$740.1	$755.0	$796.3	$811.3	$846.5	$873.2	$830.2	$840.6
	Reported Revenue Growth	1.6%	2.6%	4.8%	5.4%	7.6%	7.5%	6.3%	7.6%	-1.9%	-3.7%
	Constant Currency Revenue Growth	2.9%	4.0%	4.7%	5.1%	7.6%	7.4%	7.4%	8.7%	-2.1%	-3.9%
Recurring Revenue Mix	% of Revenue that is Software Revenue	80.8%	81.0%	82.1%	82.4%	83.1%	83.4%	84.4%	84.8%	86.4%	86.6%
	% of Software Revenue that is Recurring Revenue*	69.8%	70.3%	70.1%	70.8%	70.4%	71.0%	74.8%	75.7%	80.2%	80.5%
Bookings Metrics	New SaaS ACV		$10.9		$18.4		$29.1		$49.7		$66.2
	New SaaS ACV Growth YoY				69.3%		57.6%		71.0%		33.1%
	New Perpetual License Equivalent Bookings (11)						$257.2		$270.8		$258.3
	Year-over-Year Growth								5.3%		-4.6%
Cloud Detail	Cloud Revenue	$95.4	$104.2	$122.1	$135.0	$152.6	$167.2	$220.5	$246.8	$277.4	$287.6
	SaaS Bundled Revenue	$47.7	$52.1	$77.6	$85.7	$84.7	$94.4	$115.9	$139.4	$146.0	$155.0
	SaaS Unbundled Revenue	$8.8	$8.8	$2.8	$3.2	$26.7	$29.5	$48.0	$49.0	$72.0	$72.2
	Optional Managed Services Revenue	$38.9	$43.4	$41.7	$46.1	$41.1	$43.3	$56.5	$58.4	$59.5	$60.5
	Cloud Revenue Growth YoY			28.1%	29.6%	24.9%	23.9%	44.5%	47.6%	25.8%	16.5%
	SaaS Revenue Growth YoY			42.4%	46.2%	38.5%	39.3%	47.1%	52.0%	32.9%	20.5%
Operating Expense Metrics	Estimated Fully Allocated Research and Development, net	$98.2	$89.1	$105.2	$96.0	$116.6	$109.7	$127.1	$116.9	$121.0	$113.0
	% of Revenue	13.9%	12.4%	14.2%	12.7%	14.6%	13.5%	15.0%	13.4%	14.6%	13.4%
	Estimated Fully Allocated Selling, General and Administrative	$272.1	$224.9	$277.0	$234.3	$281.0	$240.1	$321.6	$263.4	$313.6	$246.3
	% of Revenue	38.5%	31.4%	37.4%	31.0%	35.3%	29.6%	38.0%	30.2%	37.8%	29.3%
Profitability Metrics	Estimated Fully Allocated Gross Profit	$442.7	$482.7	$469.5	$515.1	$521.1	$559.8	$546.5	$602.8	$546.3	$580.8
	Estimated Fully Allocated Gross Margin %	62.7%	67.4%	63.4%	68.2%	65.4%	69.0%	64.6%	69.0%	65.8%	69.1%
	Estimated Fully Allocated Operating Income	$29.8	$168.7	$54.0	$184.7	$93.1	$209.9	$67.0	$222.5	$82.0	$221.5
	Estimated Fully Allocated Operating Margin %	4.2%	23.6%	7.3%	24.5%	11.7%	25.9%	7.9%	25.5%	9.9%	26.4%
	Estimated Fully Allocated Adjusted EBITDA		$188.0		$204.7		$229.3		$244.2		$248.8
	Estimated Fully Allocated Adjusted EBITDA Margin		26.2%		27.1%		28.3%		28.0%		29.6%

© 2021 Verint Systems Inc. All Rights Reserved Worldwide.

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© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 19 Revenue Metrics – Q1 FYE21 and Q1 FYE22 Three Months Ended Three Months Ended ($ in millions) 4/30/2020 4/30/2021 Recurring revenue- GAAP 129.1$ 144.5$ Cloud revenue - GAAP 55.0 80.1 Support revenue - GAAP 74.1 64.4 Nonrecurring revenue - GAAP 56.8 56.5 Perpetual revenue - GAAP 28.5 29.3 Professional services revenue - GAAP 28.3 27.1 Total revenue - GAAP 185.9$ 200.9$ Estimated recurring revenue adjustments 3.3 1.0 Estimated cloud revenue adjustments 3.2 1.0 Estimated support revenue adjustments 0.1 0.0 Estimated nonrecurring revenue adjustments - - Estimated perpetual revenue adjustments - - Estimated professional services revenue adjustments - - Total estimated revenue adjustments 3.3 1.0 Recurring revenue- non-GAAP 132.3$ 145.5$ Cloud revenue - non-GAAP 58.2 81.1 Support revenue - non-GAAP 74.1 64.4 Nonrecurring revenue - non-GAAP 56.8 56.5 Perpetual revenue - non-GAAP 28.5 29.3 Professional services revenue - non-GAAP 28.3 27.1 Total revenue - non-GAAP 189.1$ 201.9$

Revenue Metrics – FYE17 – FYE21

($ in millions)	Year Ended 1/31/2017	Year Ended 1/31/2018	Year Ended 1/31/2019	Year Ended 1/31/2020	Year Ended 1/31/2021
Software (includes cloud and support) - GAAP	$ 570.4	$ 607.4	$ 661.8	$ 714.2	$ 717.5
Perpetual revenue - GAAP	172.3	181.7	196.1	179.9	141.8
Cloud revenue - GAAP	95.4	122.1	152.6	220.5	277.4
Support revenue - GAAP	302.7	303.6	313.1	313.9	298.2
Professional services revenue - GAAP	135.5	132.7	134.5	132.3	112.8
Total revenue - GAAP	$ 705.9	$ 740.1	$ 796.3	$ 846.5	$ 830.2
% of Revenue from Software (includes cloud and support)	80.8%	82.1%	83.1%	84.4%	86.4%
% of Revenue from Software (includes cloud and support) that is Recurring	69.8%	70.1%	70.4%	74.8%	80.2%
Estimated software (includes cloud and support) revenue adjustments	9.9	14.9	15.1	26.7	10.3
Estimated perpetual revenue adjustments	0.2	-	-	-	-
Estimated cloud revenue adjustments	8.8	12.9	14.7	26.3	10.2
Estimated support revenue adjustments	0.9	2.0	0.4	0.3	0.2
Estimated professional services revenue adjustments	0.3	-	-	-	-
Total estimated revenue adjustments	10.3	14.9	15.1	26.7	10.3
Software (includes cloud and support) revenue - non-GAAP	$ 580.3	$ 622.3	$ 676.8	$ 740.9	$ 727.8
Perpetual revenue - non-GAAP	172.5	181.7	196.1	179.9	141.8
Cloud revenue - non-GAAP	104.2	135.0	167.2	246.8	287.6
Support revenue - non-GAAP	303.6	305.6	313.5	314.2	298.4
Professional services revenue - non-GAAP	135.8	132.7	134.5	132.3	112.8
Total revenue - non-GAAP	$ 716.2	$ 755.0	$ 811.3	$ 873.2	$ 840.6
% of Revenue from Software (includes cloud and support)	81.0%	82.4%	83.4%	84.8%	86.6%
% of Revenue from Software (includes cloud and support) that is Recurring	70.3%	70.8%	71.0%	75.7%	80.5%

© 2021 Verint Systems Inc. All Rights Reserved Worldwide.

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© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 21 Constant Currency – Q1 FYE21 and Q1 FYE22 Three Months Ended Three Months Ended ($ in millions) 4/30/2020 4/30/2021 GAAP Revenue for the three months ended prior period 207.1$ 185.9$ Revenue for the three months ended current period 185.9$ 200.9$ Revenue for the three months ended current period at constant currency (1) 188.0$ 196.0$ Reported period-over-period revenue growth -10.3% 8.1% % impact from change in foreign currency exchange rates 1.1% -2.6% Constant currency period-over-period revenue growth -9.2% 5.5% Non-GAAP Revenue for the three months ended prior period 215.9$ 189.1$ Revenue for the three months ended current period 189.1$ 201.9$ Revenue for the three months ended current period at constant currency (1) 191.0$ 197.0$ Reported period-over-period revenue growth -12.4% 6.8% % impact from change in foreign currency exchange rates 0.9% -2.6% Constant currency period-over-period revenue growth -11.5% 4.2%

Constant Currency – FYE17 – FYE21

($ in millions)	Year Ended 1/31/2017	Year Ended 1/31/2018	Year Ended 1/31/2019	Year Ended 1/31/2020	Year Ended 1/31/2021
GAAP					
Revenue for the three months ended prior period	$ 694.9	$ 705.9	$ 740.1	$ 796.3	$ 846.5
Revenue for the three months ended current period	$ 705.9	$ 740.1	$ 796.3	$ 846.5	$ 830.2
Revenue for the three months ended current period at constant currency (10)	$ 715.0	$ 739.0	$ 796.0	$ 855.0	$ 829.0
Reported period-over-period revenue growth	1.6%	4.8%	7.6%	6.3%	-1.9%
% impact from change in foreign currency exchange rates	1.3%	-0.1%	0.0%	1.1%	-0.2%
Constant currency period-over-period revenue growth	2.9%	4.7%	7.6%	7.4%	-2.1%
Non-GAAP					
Revenue for the three months ended prior period	$ 698.3	$ 716.2	$ 755.0	$ 811.3	$ 873.2
Revenue for the three months ended current period	$ 716.2	$ 755.0	$ 811.3	$ 873.2	$ 840.6
Revenue for the three months ended current period at constant currency (10)	$ 726.0	$ 753.0	$ 811.0	$ 882.0	$ 839.0
Reported period-over-period revenue growth	2.6%	5.4%	7.5%	7.6%	-3.7%
% impact from change in foreign currency exchange rates	1.4%	-0.3%	-0.1%	1.1%	-0.2%
Constant currency period-over-period revenue growth	4.0%	5.1%	7.4%	8.7%	-3.9%

© 2021 Verint Systems Inc. All Rights Reserved Worldwide.

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© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 23 Cloud Metrics – Q1 FYE21 and Q1 FYE22 Three Months Ended Three Months Ended ($ in millions) 4/30/2020 4/30/2021 SaaS revenue - GAAP 40.9$ 63.6$ Bundled SaaS revenue - GAAP 33.4 39.3 Unbundled SaaS revenue - GAAP (2) 7.5 24.3 Optional managed services revenue - GAAP 14.1 16.5 Cloud revenue - GAAP 55.0$ 80.1$ Estimated SaaS revenue adjustments 2.9 0.8 Estimated bundled SaaS revenue adjustments 2.9 0.8 Estimated unbundled SaaS revenue adjustments 0.0 0.1 Estimated optional managed services revenue adjustments 0.3 0.2 Estimated cloud revenue adjustments 3.2 1.0 SaaS revenue - non-GAAP 43.8 64.4 Bundled SaaS revenue - non-GAAP 36.3 40.1 Unbundled SaaS revenue - non-GAAP (2) 7.5 24.3 Optional managed services revenue - non-GAAP 14.4 16.6 Cloud revenue - non-GAAP 58.2$ 81.1$

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 24 Cloud Metrics – FYE17 – FYE21 Year Ended Year Ended Year Ended Year Ended ($ in millions) 1/31/2017 (1) 1/31/2018 (1) 1/31/2020 1/31/2021 SaaS revenue - GAAP 56.5$ 80.4$ 163.9$ 218.0$ Bundled SaaS revenue - GAAP 47.7 77.6 115.9 146.0 Unbundled SaaS revenue - GAAP (12) 8.8 2.8 48.0 72.0 Optional managed services revenue - GAAP 38.9 41.7 56.5 59.5 Cloud revenue - GAAP 95.4$ 122.1$ 220.5$ 277.4$ Estimated SaaS revenue adjustments 4.3 8.5 24.5 9.2 Estimated bundled SaaS revenue adjustments 4.3 8.1 23.5 9.0 Estimated unbundled SaaS revenue adjustments - 0.4 1.0 0.2 Estimated optional managed services revenue adjustments 4.5 4.4 1.9 1.0 Estimated cloud revenue adjustments 8.8 12.9 26.3 10.2 SaaS revenue - non-GAAP 60.8 88.9 188.4 227.1 Bundled SaaS revenue - non-GAAP 52.1 85.7 139.4 155.0 Unbundled SaaS revenue - non-GAAP (12) 8.8 3.2 49.0 72.2 Optional managed services revenue - non-GAAP 43.4 46.1 58.4 60.5 Cloud revenue - non-GAAP 104.2$ 135.0$ 246.8$ 287.6$

Gross Profit – Q1 FYE21 and Q1 FYE22

($ in millions)		Three Months Ended 4/30/2020		Three Months Ended 4/30/2021
Gross Profit and Gross Margin				
Total GAAP revenue	$	185.9	$	200.9
Recurring costs		34.9		38.1
Nonrecurring costs		31.6		29.9
Amortization of acquired technology		4.4		4.4
Total GAAP cost of revenue		70.9		72.3
GAAP gross profit	$	115.0	$	128.6
GAAP gross margin		61.9%		64.0%
Revenue adjustments		3.3		1.0
Amortization of acquired technology		4.4		4.4
Stock-based compensation expenses		0.5		1.3
Acquisition expenses, net		0.2		0.0
Restructuring expenses		1.6		0.5
Separation expenses		-		0.1
Discontinued operations corporate overhead adjustment		1.4		-
Allocation methodology difference		(0.5)		-
Non-GAAP gross profit	$	125.8	$	135.8
Non-GAAP gross margin		66.5%		67.3%
Recurring Gross Profit and Gross Margin				
GAAP recurring revenue	$	129.1	$	144.5
GAAP recurring costs		34.9		38.1
GAAP recurring gross profit		94.1		106.4
GAAP recurring gross margin		72.9%		73.6%
Recurring revenue adjustments		3.3		1.0
Recurring stock-based compensation expenses		0.3		0.4
Recurring acquisition expenses, net		0.0		0.0
Recurring restructuring expenses		0.8		0.4
Recurring separation expenses		-		0.0
Recurring discontinued operations corporate overhead adjustment		0.2		-
Recurring allocation methodology difference		0.2		-
Non-GAAP recurring gross profit	$	98.9	$	108.3
Non-GAAP recurring gross margin		74.7%		74.4%
Nonrecurring Gross Profit and Gross Margin				
GAAP nonrecurring revenue	$	56.8	$	56.5
GAAP nonrecurring costs		31.6		29.9
GAAP nonrecurring gross profit		25.2		26.6
GAAP nonrecurring gross margin		44.3%		47.1%
Nonrecurring revenue adjustments		-		-
Nonrecurring stock-based compensation expenses		0.3		0.8
Nonrecurring acquisition expenses, net		0.2		-
Nonrecurring restructuring expenses		0.8		0.1
Nonrecurring separation expenses		-		0.0
Nonrecurring discontinued operations corporate overhead adjustment		1.2		-
Nonrecurring allocation methodology difference		(0.8)		-
Non-GAAP nonrecurring gross profit	$	26.9	$	27.6
Non-GAAP nonrecurring gross margin		47.4%		48.8%

© 2021 Verint Systems Inc. All Rights Reserved Worldwide.

25

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 26 Gross Profit – FYE17 – FYE21 Year Ended Year Ended Year Ended Year Ended Year Ended ($ in millions) 1/31/2017 1/31/2018 1/31/2019 1/31/2020 1/31/2021 Total GAAP revenue 705.9$ 740.1$ 796.3$ 846.5$ 830.2$ Segment product costs 32.7 34.7 35.0 35.5 34.5 Segment service expenses 192.1 199.2 209.3 226.6 218.9 Amortization of acquired technology 21.2 22.2 18.0 21.6 18.0 Stock-based compensation expenses (3) 7.1 6.8 4.4 6.3 4.2 Shared support expenses allocation (4) 10.2 7.6 8.5 10.1 8.4 Total GAAP cost of revenue 263.2$ 270.6$ 275.2$ 300.0$ 284.0$ GAAP gross profit 442.7$ 469.5$ 521.1$ 546.5$ 546.3$ GAAP gross margin 62.7% 63.4% 65.4% 64.6% 65.8% Revenue adjustments 10.3 14.9 15.0 26.7 10.3 Amortization of acquired technology 21.2 22.2 18.0 21.6 18.0 Stock-based compensation expenses (3) 7.1 6.9 4.4 6.3 4.2 Acquisition expenses, net (5) - 0.1 0.3 0.1 0.2 Restructuring expenses (5) 1.5 1.5 1.0 1.6 1.4 Separation expenses (5) - - - - 0.1 Impairment charges (5) - - - - 0.3 Estimated fully allocated non-GAAP gross profit 482.7$ 515.1$ 559.8$ 602.8$ 580.8$ Estimated fully allocated non-GAAP gross margin 67.4% 68.2% 69.0% 69.0% 69.1% Note: Figures based on historical consolidated Verint data

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 27 Operating Expenses – Q1 FYE21 and Q1 FYE22 Three Months Ended Three Months Ended ($ in millions) 4/30/2020 4/30/2021 Research and Development, net GAAP research and development, net 32.4$ 29.1$ as a % of GAAP revenue 17.4% 14.5% Stock-based compensation expenses (1.2) (1.8) Acquisition expenses, net (0.2) (0.0) Restructuring expenses (0.9) (0.2) Separation expenses - (0.5) Other Adjustments - - Discontinued operations corporate overhead adjustment (4.5) - Allocation methodology difference 2.2 - Non-GAAP research and development, net 27.8$ 26.7$ as a % of non-GAAP revenue 14.7% 13.2% Selling, General and Administrative expenses GAAP selling, general and administrative expenses 76.8$ 87.6$ as a % of GAAP revenue 41.3% 43.6% Stock-based compensation expenses (9.0) (13.4) Acquisition benefit (expenses), net 3.7 (1.6) Restructuring expenses (2.0) (0.6) Separation expenses - (5.5) Other Adjustments (0.1) (0.0) Discontinued operations corporate overhead adjustment (7.6) - Allocation methodology difference (1.4) - Non-GAAP selling, general and administrative expenses 60.6$ 66.5$ as a % of non-GAAP revenue 32.0% 32.9%

Operating Expenses – FYE17 – FYE21

($ in millions)	Year Ended 1/31/2017	Year Ended 1/31/2018	Year Ended 1/31/2019	Year Ended 1/31/2020	Year Ended 1/31/2021
Research and Development, net					
Segment expenses	$ 79.9	$ 84.4	$ 94.9	$ 101.0	$ 95.8
Stock-based compensation expenses (6)	7.8	8.6	6.5	8.8	6.2
Shared support service allocation (7)	10.6	12.2	15.2	17.3	19.0
GAAP research and development, net	$ 98.2	$ 105.2	$ 116.6	$ 127.1	$ 121.0
as a % of GAAP revenue	13.9%	14.2%	14.6%	15.0%	14.6%
Stock-based compensation expenses (6)	(7.8)	(8.6)	(6.5)	(8.8)	(6.2)
Acquisition expenses, net (8)	(0.1)	-	(0.1)	(0.5)	(0.3)
Restructuring expenses (8)	(1.2)	(0.6)	(0.3)	(0.9)	(1.1)
Separation expenses (8)	-	-	-	-	(0.2)
Other Adjustments (8)	-	-	-	-	(0.0)
Estimated fully allocated non-GAAP research and development, net	$ 89.1	$ 96.0	$ 109.7	$ 116.9	$ 113.0
as a % of non-GAAP revenue	12.4%	12.7%	13.5%	13.4%	13.4%
Selling, General and Administrative expenses					
Segment expenses	$ 148.0	$ 155.0	$ 159.2	$ 179.4	$ 159.4
Stock-based compensation expenses (6)	30.3	31.3	33.3	39.8	30.6
Shared support service allocation (7)	93.8	90.6	88.6	102.3	123.5
GAAP selling, general and administrative expenses	$ 272.1	$ 277.0	$ 281.0	$ 321.6	$ 313.6
as a % of GAAP revenue	38.5%	37.4%	35.3%	38.0%	37.8%
Stock-based compensation expenses (6)	(30.3)	(31.3)	(33.3)	(39.8)	(30.6)
Acquisition expenses, net (8)	(8.5)	(1.0)	(6.1)	(6.5)	(0.8)
Restructuring expenses (8)	(7.8)	(6.8)	(1.9)	(1.8)	(5.5)
Separation expenses (8)	(0.4)	(0.8)	(0.2)	(3.4)	(30.9)
Impairment charges (8)	-	(2.2)	-	-	-
Other adjustments (8)	(0.3)	(0.5)	0.6	(6.6)	0.5
Estimated fully allocated non-GAAP selling, general and administrative expenses	$ 224.9	$ 234.3	$ 240.1	$ 263.4	$ 246.3
as a % of non-GAAP revenue	31.4%	31.0%	29.6%	30.2%	29.3%

Note: Figures based on historical consolidated Verint data

© 2021 Verint Systems Inc. All Rights Reserved Worldwide.

28

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 29 Operating Margins – Q1 FYE21 and Q1 FYE22 Three Months Ended Three Months Ended ($ in millions) 4/30/2020 4/30/2021 GAAP operating income (2.0)$ 4.4$ GAAP operating margin -1.1% 2.2% Revenue adjustments 3.3 1.0 Amortization of acquired technology 4.4 4.4 Amortization of other acquired intangible assets 7.8 7.3 Stock-based compensation expenses 10.7 16.4 Acquisitions (benefit) expenses, net (3.4) 1.7 Restructuring expenses 4.6 1.3 Separation expenses - 6.1 Impairment charges - - Other adjustments 0.1 0.0 Discontinued operations corporate overhead adjustment 13.5 - Allocation methodology difference (1.4) - Non-GAAP operating income 37.5$ 42.6$ Non-GAAP operating margin 19.8% 21.1%

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 30 Operating and Adjusted EBITDA Margins – FYE17 – FYE21 Year Ended Year Ended Year Ended Year Ended Year Ended ($ in millions) 1/31/2017 1/31/2018 1/31/2019 1/31/2020 1/31/2021 GAAP operating income 29.8$ 54.0$ 93.1$ 67.0$ 82.0$ GAAP operating margin 4.2% 7.3% 11.7% 7.9% 9.9% Revenue adjustments 10.3 14.9 15.0 26.7 10.3 Amortization of acquired technology 21.2 22.2 18.0 21.6 18.0 Amortization of other acquired intangible assets 42.5 33.3 30.3 30.9 29.8 Stock-based compensation expenses 45.2 46.8 44.2 54.9 41.0 Acquisitions expenses, net 8.6 1.1 6.5 7.1 1.4 Restructuring expenses 10.5 8.9 3.2 4.3 8.0 Separation expenses 0.4 0.8 0.2 3.4 31.2 Impairment charges - 2.2 - - 0.3 Other adjustments 0.3 0.5 (0.6) 6.6 (0.5) Estimated fully allocated non-GAAP operating income 168.7$ 184.7$ 209.9$ 222.5$ 221.5 Depreciation and amortization (9) 19.3 20.0 19.4 21.7 27.3 Estimated adjusted EBITDA 188.0$ 204.7$ 229.3$ 244.2$ 248.8$ Estimated fully allocated non-GAAP operating margin 23.6% 24.5% 25.9% 25.5% 26.4% Estimated fully allocated adjusted EBITDA margin 26.2% 27.1% 28.3% 28.0% 29.6% Note: Figures based on historical consolidated Verint data

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 31 Adjusted EBITDA – Q1 FYE21 and Q1 FYE22 Three Months Ended Three Months Ended ($ in millions) 4/30/2020 4/30/2021 GAAP net loss (income) from continuing operations attributable to Verint Systems Inc. common shares (14.7)$ 0.8$ As a percentage of GAAP revenue -7.9% 0.4% Net income attributable to noncontrolling interest 0.2 0.3 Provision for (benefit from) income taxes 0.3 (0.1) Other expense, net 12.0 3.4 Depreciation and amortization (3) 19.0 18.3 Revenue adjustments 3.3 1.0 Stock-based compensation expenses 10.7 16.4 Acquisitions (benefit) expenses, net (3.4) 1.7 Restructuring expenses 4.6 1.3 Separation expenses - 5.7 Impairment charges - - Other adjustments 0.1 0.0 Discontinued operations corporate overhead adjustment 13.5 - Allocation methodology difference (1.4) - Adjusted EBITDA 44.4$ 48.9$ As a percentage of non-GAAP revenue 23.5% 24.2%

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 32 EPS and Diluted Shares Outstanding – Q1 FYE21 and Q1 FYE22 Three Months Ended Three Months Ended ($ in millions, except share and per share data; shares in thousands) 4/30/2020 4/30/2021 GAAP diluted net loss from continuing operations per common share attributable to Verint Systems Inc. (0.23)$ (0.04)$ Non-GAAP diluted net income from continuing operations per common share attributable to Verint Systems Inc. 0.40$ 0.44$ GAAP weighted-average shares used in computing diluted net loss from continuing operations per common share 64,376 65,661 Additional weighted-average shares applicable to non-GAAP net income from continuing operations per common share attributable to Verint Systems Inc 1,233 10,031 Non-GAAP diluted weighted-average shares used in computing net income from continuing operations per common share 65,609 75,692

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 33 Footnotes for Q1 FYE21 and Q1 FYE22 Appendix Pages

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 34 Footnotes for FYE17 – FYE21 Annual Appendix Pages

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 35 Supplemental Info

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 36 Supplemental Info

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 37 Supplemental Info